Exhibit 10.3

                                  THIRD AMENDMENT

                                       TO THE

                HANNAFORD BROS. CO. EMPLOYEES' RETIREMENT PLAN


        The Hannaford Bros. Co. Employees' Retirement Plan (the "Plan") was last amended and restated effective generally January 1, 1993. The Plan was thereafter amended on two occasions and is hereby further amended in the following respects:

        1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

        2.   Section 1.04 is hereby amended to read as follows:

             "1.04 `Annual Benefit' shall mean a benefit which is payable annually in the form of a straight-life annuity, excluding any benefits attributable to contributions by Employees, rollover contributions and assets transferred from a qualified plan not maintained by the Employer. For purposes of applying the limitations of Article XIII, a benefit payable in any form other than a straight-life annuity shall, except as hereinafter provided, be adjusted to a straight-life annuity using the mortality table specified in Section 12.03(b)(ii) and an interest assumption of 5 percent or the rate specified in Section 26.11 for determining Actuarial Equivalence, whichever is greater; provided, however, effective for Limitation Years beginning in 1995, the interest rate specified in Section 12.03(b)(I) shall be substituted for 5 percent for purposes of adjusting any form of benefit subject to Section 417(e)(3) of the Code. No actuarial adjustment shall be made, however, for (i) the value of a qualified joint and survivor annuity (as defined in Section 10.05), (ii) the value of benefits that are not directly related to retirement benefits (such as qualified disability benefits, pre-retirement death benefits and post-retirement medical benefits) and (iii) the value of post-retirement cost of living increases, if any, made in accordance with Section 415(d) of the Code and Section 1.415-3(c)(2)(iii) of the Treasury Regulations."

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        3.  The first paragraph of Section 1.11 is hereby amended to read as follows:

            "1.11 `Compensation' shall mean the basic compensation paid, before any reduction pursuant to a deferral election under a Code
        Section 401(k) plan or a benefit election under a Code Section 125 plan sponsored by an Employer, to a Participant by an Employer, including compensation for incentive hours and excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits, unguaranteed overtime pay, bonuses and other irregular payments."

        4.  Section 3.01 is hereby amended to read as follows:

            "3.01 NORMAL RETIREMENT DATE. Except as hereinafter provided, effective January 1, 1988, the Normal Retirement Date of each Participant shall be the later of the date he or she attains age 65 or the fifth anniversary of his or her Employment Commencement Date. The Normal Retirement Date of each Driver Participant hired before January 1, 1995, and each Warehouse Participant shall be the date he or she attains age 62."

        5. The first clause of Section 4.01 is hereby amended to read as follows:

            "4.01 BENEFITS FOR PARTICIPANTS OTHER THAN CERTAIN WAREHOUSE AND DRIVER PARTICIPANTS. Effective January 1, 1995, the benefits payable to or in respect of Participants other than Driver Participants hired before January 1, 1995, and Warehouse
        Participants shall be determined as follows:"

        6.  Section 4.03 is hereby amended to read as follows:

            "4.03 BENEFITS FOR CERTAIN DRIVER PARTICIPANTS. The benefits payable to or in respect of Driver Participants who were hired before January 1, 1995, and who retire or separate from service on or after such date shall be determined as follows:

                    (a) NORMAL RETIREMENT BENEFIT. A Driver Participant who retires or is deemed to retire on his or her Normal Retirement Date shall be entitled to receive a monthly

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            retirement benefit (`Normal Retirement Benefit') equal to the sum of x and y where:

                    x is the amount determined by multiplying the number of his or her Years of Benefit Service determined as of December 31, 1994, by $30; and

                    y is his or her Accrued Benefit based on Average Annual Compensation, Covered Compensation and Years of Benefit Service (disregarding Years of Benefit Service prior to January 1, 1995), determined under the benefit formula set forth in
                          Section 4.01(a).

                    (b) EARLY RETIREMENT BENEFIT. A Driver Participant who retires on an Early Retirement Date shall be entitled to a monthly retirement benefit (`Early Retirement Benefit') equal to the sum of x and y where:

                    x is the amount determined by multiplying the number of his or her Years of Benefit Service determined as of December 31, 1994, by $30, provided that such amount shall be reduced by
                          0.5952 of 1 percent for each month by which the commencement of such Driver Participant's Early Retirement Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date; and

                    y is his or her Accrued Benefit based on Average Annual Compensation, Covered Compensation and Years of Benefit Service (disregarding Years of Benefit Service prior to January 1, 1995), determined under the benefit formula set forth in
                          Section 4.01(b).

                    (c)   DEFERRED RETIREMENT BENEFIT.  A Driver
        Participant who retires or is deemed to retire on a Deferred Retirement Date shall be entitled to a monthly retirement benefit (`Deferred Retirement Benefit') equal to the sum of x and y where:

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                    x     is the amount determined by multiplying the
                          number of his or her Years of Benefit Service determined as of December 31, 1994, by $30; and

                    y is his or her Accrued Benefit based on Average Annual Compensation, Covered Compensation and Years of Benefit Service (disregarding Years of Benefit Service prior to January 1, 1995), determined under the benefit formula set forth in
                          Section 4.01(c).

                    (d) VESTED BENEFIT. Effective January 1, 1989, a Terminated Driver Participant who is credited with at least 5 Years of Vesting Service shall be entitled to a monthly retirement benefit (`Vested Benefit') equal to the sum of x and y where:

                    x is the amount determined by multiplying the number of his or her Years of Benefit Service determined as of December 31, 1994, by $30, provided that such amount shall be reduced by
                          0.5952 of 1 percent for each month by which the commencement of such Driver Participant's Vested Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date; and

                    y is his or her Accrued Benefit based on Average Annual Compensation, Covered Compensation and Years of Benefit Service (disregarding Years of Benefit Service prior to January 1, 1995), determined under the benefit formula set forth in
                          Section 4.01(d).

                    (e) Notwithstanding the preceding subsections of this Section to the contrary, the Normal Retirement Benefit, Early Retirement Benefit, Deferred Retirement Benefit or Vested Benefit, as the case may be, of a Driver Participant who was hired before January 1, 1995, and who retires or separates from service on or after such date shall not be less than such benefit determined under the terms of the Plan in effect on December 31, 1994, disregarding Years of Benefit Service thereafter."

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        7.  Subsection (c)(I) of Section 9.01 is hereby amended to read as follows:

                    "(c) If a Participant dies after terminating employment, then

                          (i) If such Participant has not attained age 55 and is survived by a spouse to whom he or she has been legally married for a period of at least one year, his or her surviving spouse shall be entitled to receive a death benefit in an amount determined in accordance with Section 9.01(a)(i). Such death benefit shall be in the form of an annuity, computed on an Actuarially Equivalent basis and payable monthly for the life of the surviving spouse, commencing with the first day of the month following the month in which the Participant dies; unless such surviving spouse elects in writing to be paid in a lump sum, in which case such death benefit shall be paid in a lump sum as soon as practicable following receipt by the Retirement Committee of such written election."

        8.    Section 11.01 is hereby amended to read as follows:

              "11.01 EARLY RETIREMENT BENEFIT - OPTIONAL LUMP SUM. In lieu of receiving an Early Retirement Benefit in the manner described in Section 6.02 or 6.03, a Participant entitled to an Early Retirement Benefit may, with the consent of his or her spouse, if married, elect to receive an optional lump sum benefit if he or she commenced employment with an Employer prior to January 1, 1981 or, at the time of making such election, he or she is a Driver Participant who was hired before January 1, 1995, or a Warehouse Participant. For purposes of the preceding sentence, in determining the time when an Employee commenced employment with an Employer, any service which is disregarded under Section 1.57 shall not be taken into account. Such election and, if required, spousal consent, shall be effective upon delivery of a written instrument to the Retirement Committee within the applicable election period described in Section 10.01. If an electing Participant dies prior to his or her Annuity Starting Date, such election shall be void, and any death benefit payable with respect to such Participant

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        shall be determined in accordance with the applicable provisions of
        Article IX. A Participant who receives a benefit pursuant to this Section and is thereafter reemployed by an Employer shall not be eligible to receive a further benefit under this Section.

              The amount of the optional lump sum benefit for a Driver Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of the earlier of December 31, 1994, or his or her Early Retirement Date, multiplied by the number of his or her Years of Benefit Service as of such date, not exceeding 25. The amount of the optional lump sum benefit for a Warehouse Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of his or her Early Retirement Date, multiplied by the number of his or her Years of Benefit Service as of such date, not exceeding 25. The amount of the optional lump sum benefit for any other eligible Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of the earlier of December 31, 1988, or his or her Early Retirement Date, multiplied by the number of his or her Years of Benefit Service as of such date not exceeding 25.

              In the event a Participant elects an optional lump sum benefit as provided in this Section 11.01 and the present value of his or her Early Retirement Benefit exceeds the amount of his or her optional lump sum benefit, he or she shall, in addition to his or her optional lump sum benefit, be entitled to receive an actuarially reduced Early Retirement Benefit. Such actuarially reduced Early Retirement Benefit shall be paid at the time and in the manner which the retired Participant's Early Retirement Benefit would have been paid if he or she had not elected an optional lump sum benefit under this Section 11.01 and shall be calculated in such a manner that the present value of his or her actuarially reduced Early Retirement Benefit when added to the amount of his or her optional lump sum benefit equals the present value of his or her Early Retirement Benefit.

              Effective January 1, 1996, the present value of a Participant's Early Retirement Benefit shall be calculated using the interest rate and mortality table set forth in Section 12.03(b). In the event the present value of such Participant's

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        actuarially reduced Early Retirement Benefit is $10,000 or less, the Retirement Committee shall, with the written consent of such Participant and, if married, his or her spouse, distribute the present value of such actuarially reduced Early Retirement Benefit in a single sum payment at the time such Participant's optional lump sum benefit is distributed. In the event that a Participant dies after receiving an optional lump sum benefit and before the Annuity Starting Date of his or her actuarially reduced Early Retirement Benefit, any death benefit payable with respect to such Participant shall be determined in accordance with the applicable provisions of Article IX and shall reflect only such Participant's actuarially reduced Early Retirement Benefit."

        9.    Section 11.02 is hereby amended to read as follows:

              "11.02 VESTED BENEFIT - OPTIONAL LUMP SUM. In lieu of receiving a Vested Benefit in the manner described in Section 8.03 or 8.04, a Participant entitled to a Vested Benefit may, with the consent of his or her spouse, if married, elect to receive an immediate optional lump sum benefit if he or she commenced employment with an Employer prior to January 1, 1981, or at the time of making such election, he or she is a Driver Participant who was hired before January 1, 1995, or a Warehouse Participant. For purposes of the preceding sentence, in determining the time when an Employee commenced employment with an Employer, any service which is disregarded under Section 1.57 shall not be taken into account. Such election and, if required, spousal consent, shall be effective upon delivery of a written instrument to the Retirement Committee within the applicable election period described in Section 10.01. If an electing Participant dies prior to his or her Annuity Starting Date, such election shall be void and any death benefit payable with respect to such Participant shall be determined in accordance with the applicable provisions of Article IX.
        A Participant who receives a benefit pursuant to this Section and is thereafter reemployed by an Employer shall not be eligible to receive a further benefit under this Section.

              The amount of the optional lump sum benefit for a Driver Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of the earlier of December 31, 1994, or his or her Termination of Employment Date, multiplied by the number of his or her Years of Benefit Service as of such date, not exceeding 25. The amount of the optional lump sum benefit for a Warehouse Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of his or her Termination of Employment Date, multiplied by the number of his or her Years of Benefit Service as of such date, not exceeding 25. The amount of the optional lump sum benefit for any other eligible Participant shall be equal to 2 percent of his or her Average Annual Compensation determined as of the earlier of December 31, 1988, or his or her Termination of Employment Date, multiplied by the number of his or her Years of Benefit Service as of such date, not exceeding 25.

              In the event a Participant elects an optional lump sum benefit as provided in this Section 11.02 and the present value of his or her Vested Benefit exceeds the amount of his or her optional lump sum benefit, he or she shall, in addition to his or her optional lump sum benefit, be entitled to receive an actuarially reduced Vested Benefit. Such actuarially reduced Vested Benefit shall be paid at the time and in the manner which such Participant's Vested Benefit would have been paid if he or she had not elected an optional lump sum benefit under this Section 11.02 and shall be calculated in such a manner that the present value of his or her actuarially reduced Vested Benefit when added to the amount of his or her optional lump sum benefit equals the actuarial value of his or her Vested Benefit.

              Effective January 1, 1996, the present value of a Participant's Vested Benefit shall be calculated using the interest rate and mortality table set forth in Section 12.03(b). In the event the present value of such Participant's actuarially reduced Vested Benefit is $10,000 or less, the Retirement Committee shall, with the written consent of such Participant and, if married, his or her spouse, distribute the present value of such actuarially reduced Vested Benefit in a single sum payment at the time such optional lump sum benefit is distributed. In the event that a Participant dies after receiving an optional lump sum benefit and before the Annuity Starting Date of his or her actuarially reduced Vested Benefit, any death benefit payable with respect to such Participant shall be determined in accordance with the applicable provisions of Article IX and shall reflect only such Participant's actuarially reduced Vested Benefit.

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              Notwithstanding any provision of the Plan to the contrary, a
        Participant who is entitled to elect an immediate lump sum payment may elect within the applicable election period to receive payment in the normal form prescribed in Section 8.03 or 8.04, commencing on the date such lump sum payment would be made."

        10. The first paragraph of Section 11.03 is hereby amended to read as follows:

              "11.03 CONTINGENT ANNUITANT OPTION. In lieu of receiving the normal form of benefit described in Section 5.02, 6.02, 7.02 or 8.03, or the qualified joint and survivor annuity described in
        Section 10.05, a Participant may, with the consent of his or her spouse, if married, elect to have his or her benefit paid in the form of an Actuarially Equivalent contingent annuity."

        11. The first paragraph of Section 11.04 is hereby amended to read as follows:

              "11.04 FIVE YEAR CERTAIN AND LIFE ANNUITY OPTION. In lieu of receiving the normal form of benefit described in Section 5.02, 6.02, 7.02 or 8.03, or the qualified joint and survivor annuity described in Section 10.05, a Participant may elect an Actuarially Equivalent Five Year Certain and Life Annuity Option which will provide for an actuarially reduced benefit payable to the Participant during his or her lifetime with the guarantee that 60 monthly benefit payments will be made."

        12.   Section 12.03 is hereby amended to read as follows:

              "12.03  SMALL INSTALLMENTS AND CASH OUTS.

                    (a) In the event that any payment under the Plan would be $50 or less if paid monthly and the present value of all such payments as of the date distribution is to commence would exceed $3,500, the Retirement Committee shall, with the written consent of the Participant (if living) and the Participant's spouse (if married) within the 90 day period ending on the distribution date, direct the Trustee to pay such benefit in a lump sum. The present value of such benefit shall be calculated in the manner set forth in subsection (b) of this Section.

                    (b) Notwithstanding any provision of the Plan to the contrary, if the present value of the entire nonforfeitable benefit payable with respect to a Participant does not exceed $3,500 as of the date distribution of such benefit is to commence (or the date of any prior distribution), the Retirement Committee shall direct the Trustee to pay such benefit in a lump sum as soon as practicable following the Participant's retirement date, Termination of Employment Date or death, as the case may be. Effective January 1, 1996, the present value of such benefit shall be calculated:

                          (i) using the annual rate of interest on 30 year
                    Treasury securities for the second full calendar month preceding the first day of the Plan Year that contains the Annuity Starting Date, with such rate remaining constant for the Plan Year; and

                          (ii) using the 1983 Group Annuity Mortality
                    Table, as blended in accordance with Revenue Ruling
                    95-6.

              In no event, however, shall the present value of such benefit be less than the present value of the Participant's Accrued Benefit as of December 31, 1995, calculated under the terms of the Plan in effect on such date. A lump sum payment may be made after the Annuity Starting Date only with the written consent of the Participant (if living) and the Participant's spouse (if married) within the 90 day period ending on the distribution date.

                    (c) If the present value of the entire nonforfeitable benefit payable with respect to a Participant exceeds $3,500, but does not exceed $10,000, as of the date distribution is to commence such Participant may, at any time prior to the

              Annuity Starting Date, elect to receive payment in the form of an immediate lump sum (in lieu of the form prescribed in Sections 5.02, 6.02, 7.02, 8.03 or 10.05); provided, if the
              Participant is married, his or her spouse must consent in writing to such election within the 90 day period ending on the date of distribution. The present value of such benefit shall be calculated in the manner set forth in subsection (b) of this Section. Notwithstanding any provision of the Plan to the contrary, a Participant who is entitled to elect an immediate lump sum payment may elect within such ninety 90 day period, payment in the normal form prescribed in Articles V, VI, VII or VIII, as the case may be, commencing on the date such lump sum payment would be made.

                    (d) In the event a benefit is payable to an alternate payee (other than the surviving spouse of a Participant) pursuant to a qualified domestic relations order, following the death of the Participant and after his or her Annuity Starting Date, such benefit shall be paid in a lump sum as soon as practicable following the Participant's death. If such alternate payee is the Participant's surviving spouse, such payment shall be made only with his or her written consent within the 90 day period ending on the date of distribution. In no event shall the aggregate amount of such death benefit payable to all alternate payees exceed the present value of the benefits payable following the Participant's death under the form in which the Participant's retirement benefit was being paid. Present value shall be determined in the manner set forth in subsection (b) of this Section.

                    (e) Any election pursuant to this Section shall be in writing and shall be effective upon receipt by the Retirement Committee. A spouse's consent under this Section must meet the applicable requirements of Section 10.06."

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        13.   Section 13.02 is hereby amended to read as follows:

              "13.02 ADJUSTMENTS. The limitation in Section 13.01 shall be subject to the following adjustments:

                    (a) If payment of benefits commences before age 62, the limitation under Section 13.01(a), as reduced pursuant to
              Section 13.03, if applicable, shall be the Actuarial Equivalent of such limitation (as adjusted pursuant to Section 13.02(b)) beginning at age 62, actuarially reduced for each month by which benefits commence before the month in which the Participant attains age 62. For purposes of making the adjustments required under this subsection, Actuarial Equivalence shall be determined by using the mortality table specified in Section 12.03(b)(ii) and an interest rate assumption of 5 percent or the rate specified in Section
              26.11 of the Plan, whichever is greater; provided, however, effective for Limitation Years beginning in 1995, the applicable interest rate (as defined in Section 417(e)(3) of the Code and as determined under Section 12.03(b)(i)) shall be substituted for 5 percent with respect to any benefits payable in a form subject to Section 417(e)(3) of the Code. Any decrease in the limitation under Section 13.01(a) determined in accordance with this subsection shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

                    (b) If payment of benefits commences before Social Security Retirement Age and on or after age 62, the limitation under Section 13.01(a), as reduced pursuant to
              Section 13.03, if applicable, shall be determined as follows:

                          (i)   If the Participant's Social Security
                    Retirement Age is 65, by reducing such limitation by 5/9 of 1 percent for each month by which benefits commence before the month in which the Participant attains age 65; or

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                          (ii)  if the Participant's Social Security
                    Retirement Age is greater than 65, by reducing such limitation by 5/9 of 1 percent for each of the first 36 months and 5/12 of 1 percent for each additional month, up to 24 months, by which benefits commence before the month in which the Participant attains Social Security Retirement Age.

                    (c) If payment of benefits commences after Social Security Retirement Age, the limitation under Section 13.01(a), as reduced pursuant to Section 13.03, if applicable, shall be adjusted so that such limitation is the Actuarial Equivalent of a $90,000.00 Annual Benefit beginning at Social Security Retirement Age. For purposes of making the adjustment required under this subsection, Actuarial Equivalence shall be determined by using the mortality table specified in Section 12.03(b)(ii) and an interest rate assumption of 5% or the rate specified in Section 26.11 of the Plan, whichever is less.

              Notwithstanding the foregoing to the contrary, a Participant's Accrued Benefit shall not be reduced below his or her Accrued Benefit as of December 31, 1994.

              If the benefit which a Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the limitation prescribed by this Section, the rate of accrual shall be reduced to the extent necessary to comply with said limitation.

              If a Participant is or has ever been covered under more than one qualified defined benefit plan maintained by an Employer, the sum of the Participant's benefits from all such plans, when expressed as an Annual Benefit, shall not exceed the limitation prescribed by this Section. If the sum of the benefits which a Participant would otherwise accrue would exceed the limitation prescribed by this Section, the rate of accrual under this Plan shall be reduced to the extent that if the rate of accrual under each such other plan was reduced proportionately the limitation prescribed by this Section would be satisfied.

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              In the case of an individual who was a Participant in the
        Plan or in one or more other qualified defined benefit plans of an Employer as of the first day of the first limitation year beginning after December 31, 1986, the limitation prescribed by this Section shall not be less than the individual's accrued benefit, when expressed as an Annual Benefit, under this Plan and all such other qualified defined benefit plans as of the end of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986, and any cost of living adjustments occurring after May 5, 1986.
        The preceding sentence shall apply only if the Plan and all such other qualified defined benefit plans met the requirements of
        Section 415 of the Code, as in effect for all limitation years beginning before January 1, 1987."

        14. This Amendment shall be effective generally as of January 1, 1995; provided, however, that Part 3 shall be effective August 20, 1995.